Exhibit 10.22

                              TERMINATION AGREEMENT

     THIS   TERMINATION   AGREEMENT,   dated  as  of  October   23,  2002  (this
"Termination"), is made by Gish Biomedical, Inc., a California corporation ("Gish"), and T.R. Winston & Company, Inc., a New Jersey corporation ("TRW"), with respect to that certain Agreement, dated as of July 15, 2002 and attached hereto as Exhibit A (the "Agreement"), by and between Gish and TRW.

     Gish and TRW hereby agree as follows:

     1. Termination of Agreement. Effective as of the date hereof, the Agreement is hereby terminated and all the obligations owing thereunder between the parties thereto are hereby extinguished.

     2. Payment of For Services Rendered. Gish shall pay to TRW, in consideration and full satisfaction of all services rendered under the Agreement through the date hereof, the sum of $100,000 (the "Fee"). TRW hereby (a) acknowledges that the Fee constitutes payment in full for all services rendered by TRW to Gish under the Agreement through the date hereof and (b) unconditionally and irrevocably cancels and waives any other right, title or interest to any other obligations or amounts otherwise owed by Gish to TRW under the Agreement.

     3. Mutual Release.

     (a) Release. Each of Gish and TRW hereby unconditionally and irrevocably releases, acquits, indemnifies and forever discharges the other, of and from any and all liabilities, actions, obligations, causes of action, claims, demands, damages, costs, expenses and compensation whatsoever arising, at law or in equity or otherwise, with respect to the Agreement. All the obligations under the Agreement are hereby terminated and extinguished.

     (b) Acknowledgment of Effect. Each of Gish and TRW acknowledges and understands that (i) by executing and delivering this Termination, it is forever giving up the right to sue or attempt to recover money, damages or any other relief from the other party for all claims it has or may have against such party with respect to the Agreement, (ii) this Termination is in full accord and satisfaction of the obligations under the Agreement released hereby, and (iii) the mutual releases made herein constitute final and complete releases of the obligations under the Agreement.

     4. Governing Law. This Termination shall be governed by, and construed and enforced in accordance with, the internal laws of New Jersey.

     5. Facsimiles; Counterparts. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of either party, the other party shall confirm facsimile transmission by signing a duplicate original document. This Termination may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Termination to be effective as of the date first written above.

                                  Gish:

                                  Gish Biomedical, Inc.,
                                  a California corporation


                                  By:    /s/ John W. Galuchie, Jr.
                                         -------------------------------

                                  Name:  John W. Galuchie, Jr.
                                         -------------------------------

                                  Title: Chairman
                                         -------------------------------


                                  TRW:


                                  T.R. Winston & Company, Inc.,
                                  a New Jersey corporation

                                  By:    /s/ Paul O. Koether
                                         -------------------------------

                                  Name:  Paul O. Koether
                                         -------------------------------

                                  Title: Chairman
                                         -------------------------------

                                                                      Exhibit A
                                    AGREEMENT

     AGREEMENT made this 15th day of July, 2002, by and between Gish Biomedical Corporation (the "Company") a California corporation and T. R. Winston & Company, Inc., ("TRW"), a New Jersey corporation.

                              W I T N E S S E T H:

     WHEREAS, the Company seeks to obtain sources of financing, which may be in the nature of a purchase, sale, private placement, merger, consolidation, reorganization, exchange or like transaction (the "Transaction");

     WHEREAS, TRW has special expertise and might be valuable in developing said Transactions;

     WHEREAS, the Company desires to engage the services of TRW and TRW desires to provide said services all in accordance with the terms and conditions set forth;

NOW THEREFORE, in consideration of the foregoing mutual covenants and promises herein contained and intending to be legally bound hereby, the parties agree as follows:

     1. The Company hereby grants TRW the non-exclusive right to arrange Transactions at a price and on terms satisfactory to the Company for a period of twelve months.

     2. If a Transaction initiated by TRW is closed at any time hereafter, the Company shall pay to TRW at the closing a cash commission representing a scaled percentage of all consideration, whether in cash, stock, or otherwise, paid to or received by the Company ("Consideration") as a result of said Transaction. Said commission shall be calculated as follows:

                        5% of the first $1,000,000
                        4% of the second $1,000,000
                        3% of the  third  $1,000,000
                        2% of  the  fourth  $1,000,000
                        1% of gross Consideration  above the  fourth  $1,000,000



     3. Any and all expenses incurred by TRW are the sole responsibility of TRW and are not reimbursable by the Company.

     4. A Transaction will be deemed initiated by TRW if TRW notifies the Company of the identity of a prospective seller, buyer, acquisition source or financing source and the Company makes no objection thereto within five working days after receipt of said notice.

     5. A Transaction will be deemed closed when the Company pays or receives any or all of the Consideration.

     6. For purposes of this Agreement, the term Company shall include any subsidiary, affiliate or stockholder of the Company and any entity created or organized by the Company or its stockholders for the purpose of engaging in a Transaction.

     7. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and the parties hereto and each of them acknowledges that there are no promises, statements, or representations not herein expressed upon which the parties rely. It is further understood that this Agreement shall be binding upon the parties, their heirs, administrators, successors and assigns.

     8. This Agreement has been entered into in New Jersey and shall be construed and interpreted in accordance with the laws of New Jersey.

     9. Notice hereunder shall be effective only when sent by registered mail, return receipt requested, to the Company and to TRW at the addresses set forth below or to such other address as one party shall notify the other in writing.

                  If to TRW:                   Paul O. Koether, Chairman
                                               T. R. Winston & Company, Inc.
                                               376 Main Street, P.O. Box 74
                                               Bedminster, New Jersey  07921

                  If to Company:               John W. Galuchie, Jr., Chairman
                                               Gish Biomedical, Inc.
                                               22942 Arroyo Vista
                                               Rancho Santa Margarita, CA 92688

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                                          GISH BIOMEDICAL, INC.

/s/ Brenda L. De Santis                   /s/ John W. Galuchie, Jr.
------------------------------            --------------------------------------
Attest                                    By: John W. Galuchie, Jr., Chairman




                                          T. R. WINSTON & COMPANY, INC.


/s/ Sue Ann Itzel                         /s/ Paul O. Koether
------------------------------            --------------------------------------
Attest                                    By: Paul O. Koether, Chairman